UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2007

                                RMR F.I.R.E. FUND
               (Exact name of registrant as specified in charter)

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Massachusetts                          811-21616                    20-1458439
(State or other jurisdiction      (Commission File No.)     (IRS Employer Identification No.)
   of Incorporation)

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                 400 Centre Street, Newton, Massachusetts 02458
               (Address of principal executive offices) (Zip Code)

                                 (617) 332-9530
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events.

  On May 8, 2007, RMR F.I.R.E. Fund announced the results of its annual meeting of shareholders held May 8, 2007. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.


        Exhibit No.                            Description
        -----------                            -----------
           99.1                                Press release dated May 8, 2007



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 8, 2007                               RMR F.I.R.E. FUND

                                                 By:
                                                     /s/ Mark L. Kleifges
                                                     Mark L. Kleifges
                                                     Treasurer



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                                  EXHIBIT INDEX


        Exhibit No.                          Description
        -----------                          -----------

           99.1                              Press release dated May 8, 2007